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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                               ----------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                           Reported): March 24, 2006

                    CHL Mortgage Pass-Through Trust 2006-J2
                    ---------------------------------------
                      (Exact name of the issuing entity)
                 Commission File Number of the issuing entity:
                                 333-125963-33

                                  CWMBS, Inc.
                                  -----------
               (Exact name of the depositor as specified in its
                    charter) Commission File Number of the
                             depositor: 333-125963

                          Countrywide Home Loans Inc.
                          ---------------------------
            (Exact name of the sponsor as specified in its charter)


                         Delaware                         95-4449516
                         --------                         ----------
               (State or Other Jurisdiction            (I.R.S. Employer
                 of Incorporation of the           Identification No. of the
                        depositor)                        depositor)

4500 Park Granada
Calabasas, California                                       91302
---------------------                                     ---------
(Address of Principal                                     (Zip Code)
 Executive Offices of the depositor)

The depositor's telephone number, including area code (818) 225-3000
                                                      --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
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      The tables attached hereto as Exhibit 99.1 describe characteristics of the final mortgage pool as of the Cut-off Date. All percentages set forth below have been calculated based on the principal balance of the final mortgage pool as of the Cut-off Date. The sum of the columns may not equal the respective totals due to rounding.

Item 9.01.  Financial Statements and Exhibits.
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(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

    Exhibit No.   Description
    -----------   -----------
    99.1          Characteristics of final mortgage pool

                                  Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       CWMBS, INC.




                                                       By: /s/ Darren Bigby
                                                           -----------------
                                                       Name: Darren Bigby
                                                       Title: Vice President


Dated:  March 24, 2006

                                 Exhibit Index



Exhibit No.       Description
-----------       -----------

99.1              Characteristics of final mortgage pool